             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]        Preliminary Proxy Statement
[ ]        Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to Section 240.149-11(c) or
           Section 240.14a-12

           Dean Witter Government Income Trust
           High Income Advantage Trust
           High Income Advantage Trust II
           InterCapital Income Securities Inc.
           Municipal Income Opportunities Trust
-------------------------------------------------------------------------------
     (Name of Registrant as Specified in its Charter)


           LouAnne McInnis
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

PRELIMINARY PROXY--TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ONLY.


                      DEAN WITTER GOVERNMENT INCOME TRUST
                          HIGH INCOME ADVANTAGE TRUST
                         HIGH INCOME ADVANTAGE TRUST II
                      INTERCAPITAL INCOME SECURITIES INC.
                      MUNICIPAL INCOME OPPORTUNITIES TRUST

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                          TO BE HELD DECEMBER 17, 1998

     Annual Meetings of Shareholders ("Meeting(s)") of DEAN WITTER GOVERNMENT INCOME TRUST, HIGH INCOME ADVANTAGE TRUST, HIGH INCOME ADVANTAGE TRUST II, INTERCAPITAL INCOME SECURITIES INC. and MUNICIPAL INCOME OPPORTUNITIES TRUST (individually, a "Fund" and, collectively, the "Funds"), four unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts and one corporation organized under the laws of Maryland, will be held jointly in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, on December 17, 1998 at 9:00 a.m., New York City time, for the following purposes:

     1. For DEAN WITTER GOVERNMENT INCOME TRUST, HIGH INCOME ADVANTAGE TRUST II and MUNICIPAL INCOME OPPORTUNITIES TRUST, to elect four (4) Trustees to serve until the year 2001 Annual Meeting of each Fund; for HIGH INCOME ADVANTAGE TRUST, to elect two (2) Trustees to serve until the year 2001 Annual Meeting; and for INTERCAPITAL INCOME SECURITIES INC., to elect nine
   (9) Directors to serve until the 1999 Annual Meeting, or in each case, until their successors shall have been elected and qualified.

     2. To ratify or reject the selection of PricewaterhouseCoopers LLP as each Fund's independent accountants for fiscal years ending September 30, 1999 for DEAN WITTER GOVERNMENT INCOME TRUST, HIGH INCOME ADVANTAGE TRUST and INTERCAPITAL INCOME SECURITIES INC.; for fiscal year ending July 31, 1999 for HIGH INCOME ADVANTAGE TRUST II; and for fiscal year ending May 31, 1999 for MUNICIPAL INCOME OPPORTUNITIES TRUST; and

     3. For INTERCAPITAL INCOME SECURITIES INC., to approve or disapprove a proposed amendment to the Articles of Incorporation of the Fund to change the name of the Fund to "Morgan Stanley Dean Witter Income Securities Inc.;" and

     4. To transact such other business as may properly come before the Meetings or any adjournments thereof.

     Shareholders of record of each Fund as of the close of business on October 28, 1998 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.
                                   BARRY FINK
                                   Secretary
November   , 1998
New York, New York


-------------------------------------------------------------------------------

                                   IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

-------------------------------------------------------------------------------

                      DEAN WITTER GOVERNMENT INCOME TRUST
                          HIGH INCOME ADVANTAGE TRUST
                         HIGH INCOME ADVANTAGE TRUST II
                      INTERCAPITAL INCOME SECURITIES INC.
                      MUNICIPAL INCOME OPPORTUNITIES TRUST

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048



                             --------------------
                             JOINT PROXY STATEMENT
                             --------------------


                        ANNUAL MEETINGS OF SHAREHOLDERS

                               DECEMBER 17, 1998


     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees/Directors (the "Board(s)") of DEAN WITTER GOVERNMENT INCOME TRUST ("DWGIT"), HIGH INCOME ADVANTAGE TRUST ("HIAT"), HIGH INCOME ADVANTAGE TRUST II ("HIAT II"), INTERCAPITAL INCOME SECURITIES INC. ("ICIS") and MUNICIPAL INCOME OPPORTUNITIES TRUST ("MIOT") (individually, a "Fund" and, collectively, the "Funds") for use at the Annual Meetings of Shareholders of the Funds to be held jointly on December 17, 1998 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about November , 1998.


     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares/stock ("shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee/Director to be elected by shareholders with respect to each Fund, and in favor of Proposal 2, and, with respect to ICIS, Proposal 3 set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (if returned and received in time to be voted), or attendance and voting at the Annual Meetings of Shareholders. Attendance at the Meetings will not in and of itself revoke a proxy.


     Shareholders of record ("Shareholders") of each Fund as of the close of business on October 28, 1998, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings, are entitled to one vote for each share held and a fractional vote for a fractional share. On
October 28, 1998, there were            shares of beneficial interest of DWGIT,
           shares of beneficial interest of HIAT,            shares of
beneficial interest of HIAT II,            shares of common stock of ICIS and
           shares of beneficial interest of MIOT outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date. The percentage ownership of shares of each Fund changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for these Annual Meetings of Shareholders of each Fund, consisting principally of printing and mailing expenses, will be borne by each respective Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees/Directors, officers of the Funds, or officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") (formerly named Dean Witter InterCapital Inc.), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, each Fund may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Fund and will be borne by each respective Fund.


     William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers which would be borne by each respective Fund.

                (1) ELECTION OF TRUSTEES/DIRECTORS FOR EACH FUND


     The number of Trustees/Directors of each Fund has been fixed by the Trustees/Directors, pursuant to each Fund's Declaration of Trust or Articles of Incorporation, at nine. There are presently nine Trustees/Directors for each Fund. At the Meetings, the following nominees are to be elected to each Fund's Board of Trustees/Directors to serve for the following terms, in accordance with each Fund's Declaration of Trust or Articles of Incorporation, as set forth below:



DEAN WITTER GOVERNMENT
INCOME TRUST, HIGH INCOME                                              INTERCAPITAL INCOME
ADVANTAGE TRUST II, MUNICIPAL         HIGH INCOME ADVANTAGE            SECURITIES INC. -- Until
INCOME OPPORTUNITIES TRUST --         TRUST -- Until the year 2001     the 1999 Annual
Until the year 2001 Annual Meeting    Annual Meeting                   Meeting
-----------------------------------   ------------------------------   -------------------------
Edwin J. Garn                         Michael Bozic                    Michael Bozic
John R. Haire                         Charles A. Fiumefreddo           Charles A. Fiumefreddo
Michael E. Nugent                                                      Edwin J. Garn
Philip J. Purcell                                                      John R. Haire
                                                                       Wayne E. Hedien
                                                                       Manuel H. Johnson
                                                                       Michael E. Nugent
                                                                       Philip J. Purcell
                                                                       John L. Schroeder

     Seven of the current nine Trustees/Directors (Michael Bozic, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees" or "Independent Directors," that is, Trustees or Directors who are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other two current Trustees/Directors, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Funds and MSDW Advisors and thus, are not Independent Trustees or Independent Directors. The nominees for election as Trustee or Director have been proposed by the Trustees or Directors now serving, or in the case of the nominees for positions as Trustee/Director, by the Independent Trustees or Independent Directors now serving. All of the members of the Boards currently serving have been elected previously by the Shareholders of the Funds.


     The nominees of the Board of Trustees/Directors for election as Trustee/Director are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for DWGIT, HIAT II and MIOT--Edwin J. Garn, John R. Haire, Michael E. Nugent and Philip J. Purcell; for HIAT-- Michael Bozic and Charles
A. Fiumefreddo; for ICIS--Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Should the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee/Director nominee, as the Independent Trustees/Directors of each Fund may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Funds know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Fund, the election of each Trustee/Director requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

     Pursuant to the provisions of the Declaration of Trust of each of DWGIT, HIAT, HIAT II, and MIOT, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Boards of DWGIT, HIAT, HIAT II and MIOT previously determined that any nominee for election as Trustee for each Fund will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and Purcell. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In accordance with the above, the Trustees in Class III for DWGIT, HIAT II and MIOT and the Trustees in Class I for HIAT are standing for election and will, if elected, serve until the year 2001 Annual Meetings for each Fund as set forth above, or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

     Pursuant to the provisions of the Articles of Incorporation of ICIS, the terms of office of each Director will expire each year. Therefore, all of the Directors of the Fund, if elected, will serve until the 1999 Annual Meeting of ICIS, or until their successors shall have been elected and qualified.

     The following information regarding the nominees for election as Trustee/Director, and each of the other members of the Boards, includes his principal occupations and employment for at least the last five years, his age, shares of each Fund owned, if any, as of October 28, 1998 (shown in parentheses), positions with the Funds, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 85 investment companies, including the Funds, for which MSDW Advisors serves as investment manager or investment adviser (referred to herein as the "Morgan Stanley Dean Witter Funds") and the 11 investment companies for which MSDW Advisor's wholly-owned subsidiary, MSDW Services, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

     The respective nominees for Trustee/Director to be elected at the Meetings of DWGIT, HIAT, HIAT II, ICIS and MIOT as set forth above are:

     MICHAEL BOZIC, Trustee/Director of each Fund since April, 1994; age 57; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November, 1995); Director or Trustee of the Morgan Stanley Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

     CHARLES A. FIUMEFREDDO, Trustee/Director of each Trust since July, 1991; age 65, Chairman, Director or Trustee, President and Chief Executive Officer of the Morgan Stanley Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; formerly Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Executive Vice President and Director of DWR, Chairman and Director of MSDW Trust and Director and/or officer of various Morgan Stanley Dean Witter & Co. ("MSDW") subsidiaries (until June,
1998).

     EDWIN JACOB (JAKE) GARN, Trustee/Director of each Fund since January, 1993; age 66; Director or Trustee of the Morgan Stanley Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974);

formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation; Director of Franklin Covey (time management systems), John Alden Financial Corp. (health insurance), United Space Alliance (joint venture between Lockheed Martin and Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

     JOHN R. HAIRE*, age 73; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds; Chairman of the Audit Committee and Trustee of the TCW/DW Funds; formerly Chairman of the Independent Directors or Trustees of the Morgan Stanley Dean Witter Funds and the TCW/DW Funds (until June, 1998); formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978).


     WAYNE E. HEDIEN, Trustee/Director of each Fund since September, 1997; age 64; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December
1994); director of various other business and charitable organizations.

     MANUEL H. JOHNSON, Trustee/Director of each Fund since July, 1991; age 49; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ; Director of Greenwich Capital Markets, Inc. (broker-dealer) and NVR Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

     MICHAEL E. NUGENT, Trustee/Director of each Fund since July, 1991; age 62; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

     PHILIP J. PURCELL, Trustee/Director of each Fund since April, 1994; age 55; Chairman of the Board of Directors and Chief Executive Officer of MSDW, DWR and Novus Credit Services Inc.; Director of MSDW Distributors; Director or Trustee of the Morgan Stanley Dean Witter Funds; Director and/or officer of various MSDW subsidiaries.

     JOHN L. SCHROEDER, Trustee/Director of each Fund since April, 1994; age 68; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August, 1991-September, 1995).

     The executive officers of each Fund are: Barry Fink, Vice President, Secretary and General Counsel; Mitchell M. Merin, Vice President; Robert M. Scanlan, Vice President; Ronald E. Robison, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President and Thomas F. Caloia, Treasurer; and with respect to the individual Funds, the other executive officers are as follows: DWGIT--Rajesh K. Gupta, Vice President; Peter M. Avelar, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President; HIAT and HIAT II--Peter M. Avelar, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President;
ICIS--Rochelle G. Siegel, Vice President; Peter M. Avelar, Vice President; Kevin Hurley, Vice President; Jonathan R. Page, Vice President; James F. Willison, Vice President;

----------
* Trustee of DWGIT since January, 1988; of HIAT since July, 1987; of HIAT II since August, 1988; of MIOT since January, 1988; Director of ICIS since January, 1983.

MIOT--James F. Willison, Vice President; Joseph R. Arcieri, Vice President; Gerard J. Lian, Vice President; Katherine H. Stromberg, Vice President. In addition, Frank Bruttomesso, Marilyn K. Cranney, Todd Lebo, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Fund.

     Mr. Fink is 43 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February, 1997) and Director (since July, 1998) of MSDW Advisors and MSDW Services and (since August, 1996) Assistant Secretary of DWR; he is also Senior Vice President (since March,
1997), Assistant Secretary and Assistant General Counsel of MSDW Distributors (since February, 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors and MSDW Services. Mr. Merin is 45 years old and is currently President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust and Director of MSDW Trust, Executive Vice President and Director of DWR, Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries. Mr. Scanlan is 62 years old and is currently President, Chief Operating Officer and Director of MSDW Advisors and MSDW Services; he is also Executive Vice President of MSDW Distributors and Executive Vice President and Director of MSDW Trust. He was previously Executive Vice President of MSDW Advisors. Mr. Robison is 59 years old and is currently Executive Vice President and Chief Administrative Officer of MSDW Advisors and MSDW Services (since September 1998); prior thereto he was a Managing Director of the TCW Group, Inc. Mr. Giambrone is 44 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust (since August,
1995) and Director of MSDW Trust (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 55 years old and is currently Executive Vice President and Chief Investment Officer of MSDW Advisors (since April, 1996) and Director of MSDW Trust (since April, 1996). He was previously Senior Vice President of MSDW Advisors (June, 1995-April, 1996). He was formerly a Managing Director at Dillon Read. Mr. Caloia is 52 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Mr. Gupta is 38 years old and is currently Senior Vice President of MSDW Advisors. Mr. Avelar is 40 years old and is currently Senior Vice President of MSDW Advisors. Mr. Page is 52 years old and is currently Senior Vice President of MSDW Advisors. Mr. Willison is 55 years old and is currently Senior Vice President of MSDW Advisors. Ms. Siegel is 50 years old and currently Senior Vice President of MSDW Advisors. Mr. Hurley is 52 years old and currently Senior Vice President of MSDW Advisors (since February, 1995). He was formerly a Managing Director at Ark Asset Management. Mr. Arcieri is 50 years old and is currently Vice President of MSDW Advisors. Mr. Lian is 43 years old and is currently Vice President of MSDW Advisors. Ms. Stromberg is 50 years old and is currently Vice President of MSDW Advisors. Other than Messrs. Robison, Giambrone, McAlinden and Hurley, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years.

THE BOARD OF TRUSTEES/DIRECTORS, THE INDEPENDENT TRUSTEES/DIRECTORS, AND THE COMMITTEES

     The Board currently consists of nine (9) Trustees/Directors. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 85 Morgan Stanley Dean Witter Funds, comprised of 121 portfolios. As of September 30, 1998, the Morgan Stanley Dean Witter Funds had total net assets of approximately $ . billion and more than six million shareholders.

     Seven Trustees (77% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees. Four of the seven Independent Trustees are also Independent Trustees of the TCW/DW Funds.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

     All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Insurance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and reviewing the adequacy of the Fund's system of internal controls.

     The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     The following chart sets forth the number of meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Independent Trustees or the Derivatives Committee held while he served in such positions.


      NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR



                                                       BOARD OF   INDEPENDENT     AUDIT     DERIVATIVES   INSURANCE
                                             FISCAL    TRUSTEES     TRUSTEES    COMMITTEE    COMMITTEE    COMMITTEE
NAME OF FUND                                YEAR-END   MEETINGS     MEETINGS     MEETINGS     MEETINGS    MEETINGS
------------------------------------------ ---------- ---------- ------------- ----------- ------------- ----------
Dean Witter Government Income Trust ......  9/30/98                                                          1
High Income Advantage Trust ..............  9/30/98                                                          1
High Income Advantage Trust II ...........  7/31/98                                                          0
InterCapital Income Securities Inc. ......  9/30/98                                                          1
Municipal Income Opportunities Trust .....  5/31/98                                                          0

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.


SHARE OWNERSHIP BY TRUSTEES

     The Trustees/Directors have adopted a policy pursuant to which each Trustee/Director and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee/Director serves. In addition, the policy contemplates that the Trustees/Directors will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees/Directors may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee/Director is in compliance with the policy. Any future Trustee/Director will be given a one year period following his or her election within which to comply with the foregoing. As of September 30, 1998, the total value of the investments by the Trustees/Directors and/or their spouses in shares of the Morgan Stanley Dean Witter Funds (and, if applicable,
the TCW/DW Funds) was approximately $    million.

     As of the record date for these meetings, the aggregate number of shares of each Fund owned by the Fund's officers and Trustees/Directors as a group was less than 1 percent of each Fund's outstanding shares.


COMPENSATION OF INDEPENDENT TRUSTEES/DIRECTORS

     Each Fund pays each Independent Trustee/Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees/Directors, the Independent Trustees/Directors or committees of the Board attended by the Trustee/Director (each Fund pays the Chairman of the Audit Committee an additional annual fee of $750). If a Board meeting and a meeting of the Independent Trustees/Directors or a Committee meeting, or a meeting of the Independent Trustees/Directors and/or more than one Committee meeting, take place on a single day, the Trustees/Directors are paid a single meeting fee by each Fund. Each Fund also reimburses such Trustees/Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees/Directors and officers of the Funds who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Funds for their services as Trustee/Director. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees/Directors, for which services each Fund paid him an additional annual fee of $1,200.

     As of the date of this Proxy Statement, 57 of the Morgan Stanley Dean Witter Funds, including each of the Funds represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee/Director who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee/Director referred to as an "Eligible Trustee/Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee/Director is entitled to receive from each Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee/Director for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's/Director's retirement. An Eligible Trustee/Director may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee/Director and his or her spouse on the date of such Eligible Trustee's/Director's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee/Director and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee/Director may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Adopting Funds.

     The following tables illustrate the compensation paid to each Fund's Independent Trustees/Directors by each Fund for its last fiscal year, and the retirement benefits accrued to each Fund's Independent Trustees/ Directors by the Fund for its last fiscal year and the estimated retirement benefits for the Fund's Independent Trustees/Directors, to commence upon their retirement, as of the end of the Fund's last fiscal year.


DEAN WITTER GOVERNMENT INCOME TRUST



                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
NAME OF INDEPENDENT                 COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
TRUSTEE                            FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................       1,500               408                10                58.82%           1,029
Edwin J. Garn .................       1,650               614                10                58.82            1,029
John R. Haire .................       2,900               (43)(2)            10                58.82            2,418
Wayne E. Hedien ...............       1,932               589                 9                50.00              875
Dr. Manuel H. Johnson .........       1,600               248                10                58.82            1,029
Michael E. Nugent .............       1,650               435                10                58.82            1,029
John L. Schroeder .............       1,650               816                 8                49.02              861

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

(2) This number reflects the extension of Mr. Haire's term as Trustee until May 1, 1999.


HIGH INCOME ADVANTAGE TRUST



                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................       1,500               408                10                58.82%           1,029
Edwin J. Garn .................       1,650               614                10                58.82            1,029
John R. Haire .................       2,900               (43)(2)            10                58.82            2,418
Wayne E. Hedien ...............       1,932               589                 9                50.00              875
Dr. Manuel H. Johnson .........       1,600               248                10                58.82            1,029
Michael E. Nugent .............       1,650               435                10                58.82            1,029
John L. Schroeder .............       1,650               816                 8                49.02              861



----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

(2) This number reflects the extension of Mr. Haire's term as Trustee until May 1, 1999.

HIGH INCOME ADVANTAGE TRUST II



                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,550          $   399               10                58.82%           1,029
Edwin J. Garn .................         1,700              595               10                58.82            1,029
John R. Haire .................         3,250             (224)(2)           10                58.82            2,418
Wayne E. Hedien ...............         1,632              458                9                50.00              875
Dr. Manuel H. Johnson .........         1,650              243               10                58.82            1,029
Michael E. Nugent .............         1,700              423               10                58.82            1,029
John L. Schroeder .............         1,700              792                8                49.02              861

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

(2) This number reflects the extension of Mr. Haire's term as Trustee until May 1, 1999.


INTERCAPITAL INCOME SECURITIES INC.



                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT DIRECTOR       FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................       1,500               408                10                58.82%           1,029
Edwin J. Garn .................       1,650               614                10                58.82            1,029
John R. Haire .................       2,900               (43)               10                58.82            2,418
Wayne E. Hedien ...............       1,932               589                 9                50.00              875
Dr. Manuel H. Johnson .........       1,600               248                10                58.82            1,029
Michael E. Nugent .............       1,650               435                10                58.82            1,029
John L. Schroeder .............       1,650               816                 8                49.02              861

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in the discussion of the retirement program above.

(2) This number reflects the extension of Mr. Haire's term as Director until May 1, 1999.


MUNICIPAL INCOME OPPORTUNITIES TRUST



                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,600          $   369               10                58.82%             971
Edwin J. Garn .................         1,750              539               10                58.82              971
John R. Haire .................         3,600             (375)(2)           10                58.82            2,389
Wayne E. Hedien ...............         1,282              309                9                50.00              825
Dr. Manuel H. Johnson .........         1,700              222               10                58.82              971
Michael E. Nugent .............         1,750              382               10                58.82              971
John L. Schroeder .............         1,800              728                8                49.02              815






----------
(1) Based on current levels of compensation. Amount of annual benefits also varies dependingon the Trustee's elections described in the discussion of the retirement program above.

(2) This number reflects the extension of Mr. Haire's term as Trustee until May 1, 1999.

     The following table illustrates the compensation paid to the Independent Trustees/Directors of the Funds for the calendar year ended December 31, 1997 for services to the 84 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Morgan Stanley Dean Witter Fund commenced on September 1, 1997.


   CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                         FOR SERVICE AS
                                                                          CHAIRMAN OF
                                                                          INDEPENDENT       FOR SERVICE AS       TOTAL CASH
                                  FOR SERVICE                              DIRECTORS/         CHAIRMAN OF       COMPENSATION
                                AS DIRECTOR OR       FOR SERVICE AS       TRUSTEES AND        INDEPENDENT      FOR SERVICES TO
                                  TRUSTEE AND          TRUSTEE AND           AUDIT             TRUSTEES       84 MORGAN STANLEY
NAME OF                        COMMITTEE MEMBER     COMMITTEE MEMBER    COMMITTEES OF 84       AND AUDIT         DEAN WITTER
INDEPENDENT TRUSTEES/        OF 84 MORGAN STANLEY     OF 14 TCW/DW       MORGAN STANLEY    COMMITTEES OF 14     FUNDS AND 14
DIRECTORS                      DEAN WITTER FUNDS          FUNDS        DEAN WITTER FUNDS     TCW/DW FUNDS       TCW/DW FUNDS
--------------------------- ---------------------- ------------------ ------------------- ------------------ ------------------
Michael Bozic .............        $133,602                   --                  --                 --           $133,602
Edwin J. Garn .............         149,702                   --                  --                 --            149,702
John R. Haire .............         149,702              $73,725            $157,463            $25,350            406,240
Wayne E. Hedien ...........          39,010                   --                  --                 --             39,010
Dr. Manuel H. Johnson               145,702               71,125                  --                 --            216,827
Michael E. Nugent .........         149,702               73,725                  --                 --            223,427
John L. Schroeder .........         149,702               73,725                  --                 --            223,427

     The following table illustrates the retirement benefits accrued to the Independent Trustees/Directors of the Funds by the 57 Morgan Stanley Dean Witter Funds (including each of the Funds represented in this proxy statement) for the year ended December 31, 1997, and the estimated retirement benefits for each Fund's Independent Trustees/Directors, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1997.


         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS



                                      ESTIMATED                                                ESTIMATE ANNUAL
                                   CREDITED YEARS       ESTIMATED      RETIREMENT BENEFITS      BENEFITS UPON
                                     OF SERVICE        PERCENTAGE           ACCRUED AS         RETIREMENT FROM
NAME OF INDEPENDENT TRUSTEES/       AT RETIREMENT      OF ELIGIBLE         EXPENSES BY          ALL ADOPTING
DIRECTORS                           (MAXIMUM 10)      COMPENSATION      ALL ADOPTING FUNDS        FUNDS(1)
-------------------------------   ----------------   --------------   ---------------------   ----------------
Michael Bozic .................          10               58.82%           $   20,499             $ 55,026
Edwin J. Garn .................          10               58.82                30,878               55,026
John R. Haire .................          10               58.82               (19,823)(2)          132,002
Wayne E. Hedien ...............           9               50.00                     0               46,772
Dr. Manuel H. Johnson .........          10               58.82                12,832               55,026
Michael E. Nugent .............          10               58.82                22,546               55,026
John L. Schroeder .............           8               49.02                39,350               46,123

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

(2) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.


     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES/DIRECTORS NOMINATED FOR ELECTION.

THE INVESTMENT MANAGER OR INVESTMENT ADVISER AND THE INVESTMENT MANAGEMENT
   (ADVISORY) AGREEMENTS


     MSDW Advisors currently serves as investment manager or investment adviser of each Fund pursuant to an investment management agreement or investment advisory agreement entered into by each Fund and MSDW Advisors dated May 31, 1997 (each, an "Agreement" and collectively, the "Agreements"), which took effect upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreements were approved by the Board of Trustees/Directors on February 21, 1997, and by the shareholders of each Fund at a Special Meeting of Shareholders held on May 20, 1997. The Agreements supersede earlier management and advisory agreements originally entered into by the Funds and MSDW Advisors and are identical in all material respects, including fees payable by a Fund thereunder, to the earlier management and advisory agreements, except for dates of effectiveness and termination.


THE INVESTMENT MANAGEMENT AGREEMENTS


     Each Agreement of DWGIT, HIAT, HIAT II and ICIS (in this section, each "Fund" refers to each of DWGIT, HIAT, HIAT II and ICIS) provides that MSDW Advisors shall obtain and evaluate such information and advice relating to the economy and securities and commodity markets as it deems necessary or useful to discharge its duties under the respective Agreements, and that it shall continuously supervise the management of the assets of each Fund in a manner consistent with the investment objectives and policies of that Fund and subject to such other limitations and directions as the Board of the Fund may, from time to time, prescribe.


     MSDW Advisors pays the compensation of the officers of each Fund who are also directors, officers or employees of the Investment Manager and provides the Fund with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. MSDW Advisors also pays for the services of personnel in connection with the pricing of the Fund's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of MSDW Advisors, necessary or desirable). In return for its services and the expenses MSDW Advisors assumes under the Agreements, each Fund pays MSDW Advisors compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rate to each Fund's average weekly net assets as set forth in the table below:



                                                                                           MANAGEMENT
                                                                                            FEES PAID
                                                                                        TO MSDW ADVISORS        NET ASSETS
                                                                       LAST FISCAL     DURING FUND'S LAST      AS OF FISCAL
FUND                             MANAGEMENT FEE RATE                     YEAR END          FISCAL YEAR           YEAR END
---------------   -------------------------------------------------   -------------   --------------------   ---------------
DWGIT .........   0.60% to the Fund's average weekly net assets         9/30/98            $2,538,648         $423,030,116

HIAT ..........   0.75% to the Fund's average weekly net assets         9/30/98            $1,121,550         $133,221,797
                  not exceeding $250 million; 0.60% to the portion
                  of average weekly net assets exceeding $250
                  million and not exceeding $500 million; 0.50% to
                  the portion of average weekly net assets
                  exceeding $500 million and not exceeding $750
                  million; 0.40% to the portion of average weekly
                  net assets exceeding $750 million and not
                  exceeding $1 billion; 0.30% to the portion of
                  average weekly net assets exceeding $1 billion

                                                                                          MANAGEMENT
                                                                                           FEES PAID
                                                                                       TO MSDW ADVISORS      NET ASSETS
                                                                        LAST FISCAL   DURING FUND'S LAST    AS OF FISCAL
FUND                               MANAGEMENT FEE RATE                    YEAR END        FISCAL YEAR         YEAR END
----------------- ---------------------------------------------------- ------------- -------------------- ---------------
HIAT II ......... 0.75% to the Fund's average weekly net assets          7/31/98          $1,521,874       $198,071,841
                  not exceeding $250 million; 0.60% to the portion
                  of average weekly net assets exceeding $250
                  million and not exceeding $500 million; 0.50% to
                  the portion of average weekly net assets
                  exceeding $500 million and not exceeding $750
                  million; 0.40% to the portion of average weekly
                  net assets exceeding $750 million and not
                  exceeding $1 billion; 0.30% to the portion of
                  average weekly net assets exceeding $1 billion

ICIS ............  1/2 of 1% to the Fund's average weekly net assets     9/30/98          $1,116,965       $225,582,634

     Under the Agreements, each Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by MSDW Advisors, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund to its Shareholders; all expenses of Shareholders' and Trustees'/Directors' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees/Directors or members of any advisory board or committee who are not employees of MSDW Advisors or any corporate affiliate of MSDW Advisors; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Independent Trustees/Directors of the Fund, and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by MSDW Advisors); association dues; interest payable on the Fund's borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees/Directors) of the Fund which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of MSDW Advisor's operations unless otherwise explicitly provided in the respective Agreements.

     The administrative services called for under the Agreements of DWGIT, HIAT, HIAT II and ICIS are performed by MSDW Services, a wholly-owned subsidiary of MSDW Advisors, pursuant to a Services Agreement between MSDW Advisors and MSDW Services.


THE INVESTMENT ADVISORY AGREEMENT

     The Agreement of MIOT (in this section, "Fund" refers to MIOT) provides that MSDW Advisors shall continuously manage the assets of the Fund in a manner consistent with that Fund's investment objective.

MSDW Advisors shall obtain and evaluate such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives and policies. In addition, MSDW Advisors pays the compensation of the officers of the Fund who are also directors, officers or employees of the Investment Adviser. MSDW Advisors has authority to place orders for the purchase and sale of portfolio securities on behalf of the Fund without prior approval of its Board.

     In return for its investment services and the expenses which MSDW Advisors assumes under the Agreement, the Fund pays MSDW Advisors compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rate to the Fund's average weekly net assets as set forth in the table below:




                                                                       ADVISORY FEES PAID
                                                                        TO MSDW ADVISORS      NET ASSETS
                                                         LAST FISCAL   DURING FUND'S LAST    AS OF FISCAL
FUND                   ADVISORY FEE RATE                   YEAR END        FISCAL YEAR         YEAR END
------- ----------------------------------------------- ------------- -------------------- ---------------
MIOT .. 0.50% to the Fund's average weekly net assets     5/31/98           $913,726        $185,495,538

     Under the Agreement, the Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by MSDW Advisors, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparation, printing, including typesetting, and distributing prospectuses for such purposes); all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Administrator or MSDW Advisors or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Fund, and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by the Administrator or MSDW Advisors); membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly provided in the Agreement.

     The Agreement of each Fund (DWGIT, HIAT, HIAT II, ICIS and MIOT), dated May 31, 1997, was initially approved by the Board of Trustees/Directors of each respective Fund, including a majority of the Independent Trustees/Directors, by vote cast in person at meetings of the Boards held on February 21, 1997 called for the purpose of voting on the Agreements. The Shareholders of each Fund approved the respective Agreements at their respective Special Meeting of Shareholders held on May 20, 1997.

     The Agreements will continue in effect for an initial term ending April 30, 1999 and will continue in effect from year to year thereafter provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Fund or by the Trustees/Directors of the Fund, and, in either event, by the vote cast in person by a majority of the Independent Trustees/Directors at a meeting called for the purpose of voting on such approval.

     Each Agreement also provides that it may be terminated at any time by MSDW Advisors, the Trustees/Directors or by a vote of a majority of the outstanding voting securities of the applicable Fund, in each instance without the payment of any penalty, on thirty days' notice and provides for its automatic termination in the event of its assignment.


THE INVESTMENT MANAGER OR INVESTMENT ADVISER

     Morgan Stanley Dean Witter Advisors Inc. is each Fund's investment manager or investment adviser. MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global securities firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell M. Merin, President and Chief Executive Officer, Robert M. Scanlan, President and Chief Operating Officer and Barry Fink, Senior Vice President, Secretary and General Counsel. The principal occupations of Messrs. Merin, Scanlan and Fink are described in the preceding paragraph under the section "Election of Trustees/Directors." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

     MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which MSDW Advisors provides investment management or investment advisory services and which have similar investment objectives to those of the Funds listed in this Proxy Statement and sets forth the fees payable to MSDW Advisors by such companies, including the Funds, and their net assets as of October 28, 1998.

     MSDW Advisor's wholly-owned subsidiary, MSDW Services, pursuant to an Administration Agreement with MIOT, serves as the Administrator of MIOT and receives from the Fund compensation which is computed and accrued weekly and payable monthly and which is determined by applying the annual rate of 0.30% to the Fund's average weekly net assets. During the fiscal year ended May 31, 1998 for MIOT, the Fund accrued to MSDW Services administrative fees of $579,262.

     During the fiscal year ended September 30, 1998 for DWGIT, September 30, 1998 for HIAT, July 31, 1998 for HIAT II, September 30, 1998 for ICIS, and May 31, 1998 for MIOT, each Fund accrued to MSDW Trust, each Fund's Transfer Agent and an affiliate of MSDW Advisors, transfer agency fees of $180,602, $127,938, $143,891, $157,698 and $72,567, respectively.


AFFILIATED BROKER

     Because DWR, Morgan Stanley & Co. Incorporated and MSDW Advisors are under the common control of MSDW, DWR and Morgan Stanley & Co. Incorporated are affiliated brokers of the Funds. During each of their respective last fiscal years, the Funds paid no brokerage commissions to DWR or Morgan Stanley & Co. Incorporated.

     (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Trustees/Directors of each Fund have unanimously selected the firm of PricewaterhouseCoopers LLP as each Fund's independent accountants for the fiscal years ending September 30, 1999 for DWGIT, HIAT and ICIS; for the fiscal year ending July 31, 1999 for HIAT II; and for the fiscal year ending May 31, 1999 for MIOT. Its selection is being submitted for ratification or rejection by Shareholders of each Fund at the Meetings. PricewaterhouseCoopers LLP has been the independent accountants for each Fund since its inception, and has no direct or indirect financial interest in any of the Funds.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meetings and will be available to respond to appropriate questions of Shareholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for each respective Fund.

     THE TRUSTEES/DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS.


               (3) APPROVAL OR DISAPPROVAL OF CHANGE OF NAME OF
                      INTERCAPITAL INCOME SECURITIES INC.
             TO MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

     The management of MSDW Advisors has recommended to the Board of Directors of the Fund that the name of the Fund be changed to "Morgan Stanley Dean Witter Income Securities Inc." in view of recent changes, including the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. on May 31, 1997, the name change of the Investment Manager, Dean Witter InterCapital Inc. to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998, and the recent and forthcoming name changes of most of the Morgan Stanley Dean Witter Funds to include the brand name of "Morgan Stanley Dean Witter." The Board of Directors and the Fund's management believe that changing the Fund's name to "Morgan Stanley Dean Witter Income Securities Inc." would reflect more accurately the association with MSDW Advisors and MSDW, the parent company of MSDW Advisors and that a continuation of the name InterCapital may lead to confusion with respect to the relationship between the Fund, the Investment Manager and other Morgan Stanley Dean Witter Funds.

     The Board of Directors has considered the proposal and believes it to be in the best interest of the Fund and its stockholders to change the name of the Fund to "Morgan Stanley Dean Witter Income Securities Inc." To effect such a change, it is necessary to amend the Fund's Articles of Incorporation, which requires the approval of stockholders. The favorable vote of the holders of a majority of the outstanding shares of the Fund is required to approve the proposed amendment.

     THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE AN AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE FUND TO "MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC."


                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the Meetings, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Fund for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.


                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Fund must be received, as set forth in each Fund's previous proxy statement, by no later than July 7, 1999 for DWGIT, HIAT, HIAT II, ICIS and MIOT, for inclusion in the proxy statement for each respective Fund's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.


                            REPORTS TO SHAREHOLDERS

     EACH FUND'S MOST RECENT ANNUAL REPORT, AND IN THE CASE OF DWGIT, HIAT AND ICIS, THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).


                          INTEREST OF CERTAIN PERSONS

     MSDW, MSDW Advisors, DWR, MSDW Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees/Directors or Officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                 OTHER BUSINESS

     The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.
                                  By Order of the Boards of Trustees/Directors


                                                  BARRY FINK
                                                   Secretary

                                                                       APPENDIX

     MSDW Advisors serves as investment manager to DWGIT, HIAT, HIAT II and ICIS and the other investment companies listed below which have similar investment objectives to those of DWGIT, HIAT, HIAT II and ICIS. Set forth below is a chart showing the net assets of each such investment company as of October 28, 1998 and the investment management fees rate(s) applicable to such investment company.



                                                                                CURRENT INVESTMENT
                                                                              MANAGEMENT FEE RATE(S)
                                                        NET ASSETS              AS A PERCENTAGE OF
                                                      AS OF 10/28/98                NET ASSETS
                                                     ---------------- --------------------------------------
 1. MORGAN STANLEY DEAN WITTER HIGH
    YIELD SECURITIES INC.* ......................... $                0.50% on assets up to $500
                                                                      million, scaled down at various
                                                                      asset levels to 0.30% on assets
                                                                      over $3 billion
 2. MORGAN STANLEY DEAN WITTER U.S.
    GOVERNMENT SECURITIES TRUST* ................... $                0.50% on assets up to $1 billion,
                                                                      scaled down at various asset
                                                                      levels to 0.30% on assets over
                                                                      $12.5 billion
 3. MORGAN STANLEY DEAN WITTER
    CONVERTIBLE SECURITIES TRUST* .................. $                0.60% on assets up to $750
                                                                      million, scaled down at various
                                                                      asset levels to 0.425% on assets
                                                                      over $3 billion
 4. MORGAN STANLEY DEAN WITTER FEDERAL
    SECURITIES TRUST* .............................. $                0.55% on assets up to $1 billion,
                                                                      scaled down at various asset
                                                                      levels to 0.35% on assets over
                                                                      $12.5 billion

 5. INTERCAPITAL INCOME SECURITIES INC.** .......... $                0.50%

 6. HIGH INCOME ADVANTAGE TRUST** .................. $                0.75% on assets up to $250
                                                                      million, scaled down at various
                                                                      asset levels to 0.30% on assets
                                                                      over $1 billion

 7. HIGH INCOME ADVANTAGE TRUST II** ............... $                0.75% on assets up to $250
                                                                      million, scaled down at various
                                                                      asset levels to 0.30% on assets
                                                                      over $1 billion

 8. HIGH INCOME ADVANTAGE TRUST III** .............. $                0.75% on assets up to $250
                                                                      million, scaled down at various
                                                                      asset levels to 0.30% on assets
                                                                      over $1 billion
 9. MORGAN STANLEY DEAN WITTER
    INTERMEDIATE INCOME SECURITIES* ................ $                0.60% on assets up to $500
                                                                      million, scaled down at various
                                                                      asset levels to 0.30% on assets
                                                                      over $1 billion
10. MORGAN STANLEY DEAN WITTER WORLD
    WIDE INCOME TRUST* ............................. $                0.75% on assets up to $250
                                                                      million, scaled down at various
                                                                      asset levels to 0.30% on assets
                                                                      over $1 billion
11. DEAN WITTER GOVERNMENT INCOME
    TRUST** ........................................ $                0.60%

12. MORGAN STANLEY DEAN WITTER GLOBAL
    SHORT-TERM INCOME FUND INC.* ................... $                0.55% on assets up to $500
                                                                      million and 0.50% on assets over
                                                                      $500 million

                                                                          CURRENT INVESTMENT
                                                                        MANAGEMENT FEE RATE(S)
                                                 NET ASSETS               AS A PERCENTAGE OF
                                               AS OF 10/28/98                 NET ASSETS
                                              ---------------- ----------------------------------------
13. MORGAN STANLEY DEAN WITTER
    SHORT-TERM U.S. TREASURY TRUST* ......... $                0.35%

14. MORGAN STANLEY DEAN WITTER
    DIVERSIFIED INCOME TRUST* ............... $                0.40%

15. MORGAN STANLEY DEAN WITTER
    SHORT-TERM BOND FUND* ................... $                0.70%(1)

16. PRIME INCOME TRUST** .................... $                0.90% on assets up to $500
                                                               million; 0.85% on assets over
                                                               $500 million up to $1.5 billion
                                                               and 0.825% on assets over
                                                               $1.5 billion
17. MORGAN STANLEY DEAN WITTER
    BALANCED INCOME FUND* ................... $                0.60%

18. MORGAN STANLEY DEAN WITTER
    VARIABLE INVESTMENT SERIES:***
    (a) QUALITY INCOME PLUS PORTFOLIO ....... $                0.50% on assets up to $500
                                                               million and 0.45% on assets over
                                                               $500 million

    (b) HIGH YIELD PORTFOLIO ................ $                0.50% on assets up to $500
                                                               million and 0.425% on assets over
                                                               $500 million
19. MORGAN STANLEY DEAN WITTER SELECT
    DIMENSIONS INVESTMENT SERIES:***
    (a) DIVERSIFIED INCOME PORTFOLIO ........ $                0.40%

    (b) NORTH AMERICAN GOVERNMENT
        SECURITIES PORTFOLIO ................ $                0.65% (of which 40% is paid to a
                                                               Sub-Adviser)

----------
*     Open-end investment company.

**    Closed-end investment company.

*** Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) MSDW Advisors has undertaken, through December 31, 1998, to continue to assume all operating expenses of Morgan Stanley Dean Witter Short-Term Bond Fund (except for any brokerage fees) and to waive the compensation provided for in its investment management agreement with that company.

     MSDW Advisors serves as investment adviser to MIOT and as investment manager or investment adviser to the other investment companies listed below which have similar investment objectives to those of MIOT. Set forth below is a chart showing the net assets of each such investment company as of October 28, 1998 and the investment management or advisory fee rate(s) applicable to such investment company.




                                                                     CURRENT INVESTMENT
                                                                       MANAGEMENT OR
                                                                    ADVISORY FEE RATE(S)
                                               NET ASSETS             AS A PERCENTAGE
                                             AS OF 10/28/98            OF NET ASSETS
                                            ---------------- ---------------------------------
 1. MORGAN STANLEY DEAN WITTER
    CALIFORNIA TAX-FREE INCOME FUND* ......  $               0.55% on assets up to $500
                                                             million, scaled down at
                                                             various asset levels to 0.45%
                                                             on assets over $1.25 billion

 2. MORGAN STANLEY DEAN WITTER LIMITED
    TERM MUNICIPAL TRUST* .................  $               0.50%

 3. MORGAN STANLEY DEAN WITTER
    MULTI-STATE MUNICIPAL SERIES TRUST* ...  $               0.35%

 4. MORGAN STANLEY DEAN WITTER
    NEW YORK TAX-FREE INCOME FUND* ........  $               0.55% on assets up to $500
                                                             million and 0.525% on assets
                                                             over $500 million

 5. MORGAN STANLEY DEAN WITTER
    TAX-EXEMPT SECURITIES TRUST* ..........  $               0.50% on assets up to $500
                                                             million, scaled down at
                                                             various asset levels to 0.325%
                                                             on assets over $1.25 billion
 6. INTERCAPITAL CALIFORNIA INSURED
    MUNICIPAL INCOME TRUST** ..............  $               0.35%

 7. INTERCAPITAL CALIFORNIA QUALITY
    MUNICIPAL SECURITIES** ................  $               0.35%

 8. INTERCAPITAL INSURED CALIFORNIA
    MUNICIPAL SECURITIES** ................  $               0.35%

 9. INTERCAPITAL INSURED MUNICIPAL BOND
    TRUST** ...............................  $               0.35%

10. INTERCAPITAL INSURED MUNICIPAL
    INCOME TRUST** ........................  $               0.35%

11. INTERCAPITAL INSURED MUNICIPAL
    SECURITIES** ..........................  $               0.35%

12. INTERCAPITAL INSURED MUNICIPAL
    TRUST** ...............................  $               0.35%

13. INTERCAPITAL NEW YORK QUALITY
    MUNICIPAL SECURITIES** ................  $               0.35%

14. INTERCAPITAL QUALITY MUNICIPAL
    INCOME TRUST** ........................  $               0.35%

15. INTERCAPITAL QUALITY MUNICIPAL
    INVESTMENT TRUST** ....................  $               0.35%

                                                                    CURRENT INVESTMENT
                                                                       MANAGEMENT OR
                                                                   ADVISORY FEE RATE(S)
                                              NET ASSETS              AS A PERCENTAGE
                                            AS OF 10/28/98             OF NET ASSETS
                                           ---------------- ----------------------------------
16. INTERCAPITAL QUALITY MUNICIPAL
    SECURITIES** .........................  $               0.35%

17. MUNICIPAL INCOME TRUST** .............  $               0.35% on assets up to $250
                                                            million and 0.25% on assets
                                                            over $250 million

18. MUNICIPAL INCOME TRUST II** ..........  $               0.40% on assets up to $250
                                                            million and 0.30% on assets
                                                            over $250 million

19. MUNICIPAL INCOME TRUST III** .........  $               0.40% on assets up to $250
                                                            million and 0.30% on assets
                                                            over $250 million

20. MUNICIPAL INCOME OPPORTUNITIES
    TRUST** ..............................  $               0.50%

21. MUNICIPAL INCOME OPPORTUNITIES
    TRUST II** ...........................  $               0.50%

22. MUNICIPAL INCOME OPPORTUNITIES
    TRUST III** ..........................  $               0.50%

23. MUNICIPAL PREMIUM INCOME TRUST** .....  $               0.40%

24. MORGAN STANLEY DEAN WITTER SELECT
    MUNICIPAL REINVESTMENT FUND*** .......  $               0.50%

25. MORGAN STANLEY DEAN WITTER HAWAII
    MUNICIPAL TRUST*(1) ..................  $               0.35% (1)

----------
*     Open-end investment company

**    Closed-end investment company

*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions

(1) MSDW Advisors has undertaken, until January 1, 1999, to continue to assume all operating expenses (except for any 12b-1 and brokerage fees) of Morgan Stanley Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.

                      DEAN WITTER GOVERNMENT INCOME TRUST

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Dean Witter Government Income Trust on December 17, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the
Notice of Meeting dated November   , 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK



                                                                 FOR ALL
1. Election of four (4) Trustees:     FOR        WITHHOLD        EXCEPT
                                      [ ]           [ ]           [ ]

   Edwin J. Garn,  John R. Haire,  Michael E. Nugent,  Philip J. Purcell

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


2. Ratification of appointment of PricewaterhouseCoopers LLP as independent accountants.
                                      FOR         AGAINST       ABSTAIN
                                      [ ]           [ ]           [ ]






                                                Date
                                                     ---------------------

         Please make sure to sign and date this Proxy using black or blue ink.
         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
                         Shareholder sign in the box above

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above


------------------------------------------------------------------------------
 PRX 00123                   PLEASE DETACH AT PERFORATION






                      DEAN WITTER GOVERNMENT INCOME TRUST


-------------------------------------------------------------------------------

                                   IMPORTANT


                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

-------------------------------------------------------------------------------

                          HIGH INCOME ADVANTAGE TRUST

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of High Income Advantage Trust on December 17, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of
Meeting dated November   , 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK



                                                                 FOR ALL
1. Election of two (2) Trustees:      FOR        WITHHOLD        EXCEPT
                                      [ ]           [ ]           [ ]



   Michael Bozic,  Charles A. Fiumefreddo

     IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


2. Ratification of appointment of PricewaterhouseCoopers LLP as independent accountants.
                                      FOR         AGAINST       ABSTAIN
                                      [ ]           [ ]           [ ]





                                                Date
                                                     ---------------------

         Please make sure to sign and date this Proxy using black or blue ink.
         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
                         Shareholder sign in the box above

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above


------------------------------------------------------------------------------
PRX 00122                 PLEASE DETACH AT PERFORATION






                          HIGH INCOME ADVANTAGE TRUST


                                   IMPORTANT

------------------------------------------------------------------------------

                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

------------------------------------------------------------------------------

                        HIGH INCOME ADVANTAGE TRUST II

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of High Income Advantage Trust II on December 17, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice
of Meeting dated November   , 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK



                                                                 FOR ALL
1. Election of four (4) Trustees:     FOR        WITHHOLD        EXCEPT
                                      [ ]           [ ]           [ ]


    Edwin J. Garn,  John R. Haire,  Michael E. Nugent,  Philip J. Purcell




 IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE
     "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


2. Ratification of appointment of PricewaterhouseCoopers LLP as independent accountants.
                                      FOR         AGAINST       ABSTAIN
                                      [ ]           [ ]           [ ]





                                                Date
                                                     ---------------------

         Please make sure to sign and date this Proxy using black or blue ink.
         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
                         Shareholder sign in the box above

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above

------------------------------------------------------------------------------
 PRX 116                  PLEASE DETACH AT PERFORATION






                         HIGH INCOME ADVANTAGE TRUST II


                                   IMPORTANT

------------------------------------------------------------------------------

                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

------------------------------------------------------------------------------

                      INTERCAPITAL INCOME SECURITIES INC.

                                     PROXY


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of InterCapital Income Securities Inc. on December 17, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in
the Notice of Meeting dated November   , 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTORS AND FOR PROPOSALS 2 AND 3 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK



                                                                 FOR ALL
1. Election of nine (9) Directors:    FOR        WITHHOLD        EXCEPT
                                      [ ]           [ ]           [ ]



     Michael Bozic,       Charles Fiumefreddo,    Edwin J. Garn,

     John R. Haire,       Wayne E. Hedien,        Manuel H. Johnson,

     Michael E. Nugent,   Philip J. Purcell,      John L. Schroeder

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE
     "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


2. Ratification of appointment of PricewaterhouseCoopers LLP as independent accountants.

                                      FOR         AGAINST       ABSTAIN
                                      [ ]           [ ]           [ ]


3. Approval of Amendment to the Fund's Articles of Incorporation to change the name of the Fund to "Morgan Stanley Dean Witter Income Securities Inc."


                                      FOR         AGAINST       ABSTAIN
                                      [ ]           [ ]           [ ]







                                                Date
                                                     ---------------------

         Please make sure to sign and date this Proxy using black or blue ink.
         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
                         Shareholder sign in the box above

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above

------------------------------------------------------------------------------
 PRX 00098               PLEASE DETACH AT PERFORATION






                      INTERCAPITAL INCOME SECURITIES INC.

------------------------------------------------------------------------------

                                   IMPORTANT


                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

------------------------------------------------------------------------------

                     MUNICIPAL INCOME OPPORTUNITIES TRUST

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Municipal Income Opportunities Trust on December 17, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in
the Notice of Meeting dated November   , 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE TRUSTEES AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK



                                                                 FOR ALL
1. Election of four (4) Trustees:     FOR        WITHHOLD        EXCEPT
                                      [ ]           [ ]           [ ]


   Edwin J. Garn,  John R. Haire,  Michael E. Nugent,  Philip J. Purcell


     IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.



2. Ratification of appointment of PricewaterhouseCoopers LLP as independent accountants.
                                      FOR         AGAINST       ABSTAIN
                                      [ ]           [ ]           [ ]






                                                Date
                                                     ---------------------

         Please make sure to sign and date this Proxy using black or blue ink.
         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
                         Shareholder sign in the box above

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above

------------------------------------------------------------------------------
 PRX 00118              PLEASE DETACH AT PERFORATION




                      MUNICIPAL INCOME OPPORTUNITIES TRUST

------------------------------------------------------------------------------

                                   IMPORTANT


                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

------------------------------------------------------------------------------